UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, california 94404
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Equity Incentive Plan

On May 10, 2022, Geron Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders in a virtual meeting format, pursuant to notice duly given (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the Company’s stockholders approved an amendment to the Company's 2018 Equity Incentive Plan (the “2018 Plan”) to increase the shares issuable thereunder by 11,000,000 shares of the Company’s common stock. The amendment to the 2018 Plan was adopted by the Board of Directors of the Company (the “Board”) on February 16, 2022, subject to stockholder approval, and became effective when approved by the Company’s stockholders on May 10, 2022 (the “2018 Plan Amendment Effective Date”).

The 2018 Plan was initially adopted by the Board in March 2018 and approved by the Company’s stockholders in May 2018. The terms of the 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property. Upon adoption, the 2018 Plan had an initial share reserve of 10,000,000 shares of the Company's common stock. The aggregate number of shares of the Company’s common stock issuable under the 2018 Plan also included, as of the effective date of the 2018 Plan: (i) 2,895,419 unallocated shares that were remaining available for the grant of awards under the 2011 Equity Incentive Plan (the “2011 Plan”) as of the effective date of the 2018 Plan; (ii) certain shares subject to outstanding awards granted under the 2011 Plan and the 1992 Stock Option Plan, the 1996 Directors’ Stock Option Plan and the Amended and Restated 2002 Equity Incentive Plan (collectively, the “Prior Plans”) that may become available for grant under the 2018 Plan as such shares become available from time to time; (iii) 5,700,000 shares approved by stockholders at the 2020 Annual Meeting of Stockholders; (iv) 12,500,000 shares approved by stockholders at the 2021 Annual Meeting of Stockholders, and (v) 11,000,000 shares approved by stockholders at the 2022 Annual Meeting. “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plans that, from and after the original effective date of the 2018 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans with an exercise or strike price of at least 100% of the fair market value of the underlying Company common stock on the date of grant, are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award. Eligible participants under the 2018 Plan include the Company’s employees, consultants and directors, including the Company’s executive officers.

A more detailed summary of the material features of the 2018 Plan, as amended, including the terms of stock option grants thereunder, is set forth in the Company’s definitive proxy statement for the 2022 Annual Meeting filed with the SEC on March 22, 2022 (the “2022 Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 Plan, as amended, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

2014 Employee Stock Purchase Plan

The 2014 Employee Stock Purchase Plan (the “2014 Purchase Plan”) was adopted by the Board in March 2014 and approved by the Company’s stockholders in May 2014. On February 16, 2022, the Board adopted, subject to stockholder approval, an amendment to the 2014 Purchase Plan (the “Amended 2014 Purchase Plan”) to increase the number of shares of the Company's common stock issuable under the 2014 Purchase Plan by 1,000,000 shares. The Amended 2014 Purchase Plan became effective upon approval by the Company’s stockholders at the 2022 Annual Meeting on May 10, 2022 (the “Amended 2014 Purchase Plan Effective Date”).

The total number of shares of the Company’s common stock reserved for issuance under the Amended 2014 Purchase Plan is 2,000,000 shares (inclusive of the foregoing 1,000,000 share increase) as of the Amended 2014 Purchase Plan Effective Date. No other changes were made to the Amended 2014 Purchase Plan.

A summary of the Amended 2014 Purchase Plan is set forth in the Company’s 2022 Proxy Statement. That summary and the above description of the Amended 2014 Purchase Plan is not complete and is qualified in its entirety by reference to the full text of the Amended 2014 Purchase Plan, a copy of which is incorporated herein by reference as Exhibit 10.2 hereto.

Item 5.07       Submission of Matters to a Vote of Security Holders.

Only stockholders of record as of the close of business on March 14, 2022, the record date for the 2022 Annual Meeting, were entitled to vote at the 2022 Annual Meeting. As of March 14, 2022, 323,731,591 shares of common stock of the Company were outstanding and entitled to vote at the 2022 Annual Meeting, of which 203,298,565 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The final results of the stockholder vote on each proposal brought before the 2022 Annual Meeting are as follows:

(a)	Proposal 1. Each of the two (2) nominees to hold office as Class II members of the Board of Directors to serve for a three-year term expiring at the Company’s 2025 annual meeting of stockholders was elected based upon the following votes:

	Name of Director Nominee	Votes In Favor	Votes Withheld	Broker Non-Votes
	Dawn C. Bir	98,227,744	8,611,710	96,459,111
	Elizabeth G. O’Farrell	101,416,466	5,422,988	96,459,111

(b)	Proposal 2. The amendment to the Company’s 2018 Equity Incentive Plan to increase the total shares of common stock issuable thereunder by 11,000,000 shares was approved based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	96,428,195	9,780,517	630,742	96,459,111

(c)	Proposal 3. The amendment to the Company’s 2014 Employee Stock Purchase Plan to increase the number of shares of common stock issuable thereunder by 1,000,000 shares was approved based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	97,662,567	8,514,214	662,673	96,459,111

(d)	Proposal 4. The non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the 2022 Proxy Statement was approved based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	96,686,563	9,405,184	747,707	96,459,111

(e)	Proposal 5. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based upon the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	199,375,533	1,805,988	2,117,044	N/A

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	2018 Equity Incentive Plan, as amended
10.2	2014 Employee Stock Purchase Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 13, 2022	By:	/s/ Stephen N. Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary